CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of May 25, 2005 (this "Amendment"), by and among
(a) Genesee & Wyoming, Inc., a Delaware corporation ("GWI" or the "US Borrower"), (b) Quebec Gatineau Railway Inc., a corporation constituted under the laws of Quebec, Canada ("Quebec" or the "Canadian Borrower", collectively the US Borrower and the Canadian Borrower, the "Borrowers"), (c) the Subsidiaries of the US Borrower listed on Schedule I thereto and any other Person which may become a guarantor of the Obligations in accordance with ss.9.14 (the "US Guarantors"), (d) Genesee & Wyoming Canada Inc., Mirabel Railway Inc., Huron Central Railway Inc. and St. Lawrence & Atlantic Railroad (Quebec) Inc.. and any other Person which may become a guarantor of the Canadian Obligations in accordance with ss.9.14 (the "Canadian Guarantors"),
(e) Bank of America, N.A., a national banking association and the other lending institutions listed on Schedule II thereto (the "Lenders"), (f) Bank of America, N.A., as administrative agent for itself and such lending institutions (acting in such capacity, the "Administrative Agent").

     WHEREAS, the Borrowers, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 12, 2004 (as amended, amended and restated or otherwise modified and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Borrowers have informed the Lenders that the US Borrower contemplates acquiring, directly or indirectly, all of the outstanding partnership interests in Rail Partners, L.P. and certain capital stock, membership interests and partnership interests held by Rail Management Corporation (collectively, the "Target") for a total purchase price not to exceed $255,000,000, pursuant to a Securities Purchase Agreement (as amended, modified or supplemented from time to time, the "Purchase Agreement"), by and among the Sellers (as defined in the Purchase Agreement) and the Buyers (as defined in the Purchase Agreement) (such acquisition being hereinafter referred to as the "Acquisition");

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent consent to the Acquisition, and the Lenders and the Administrative Agent are willing to consent to the Acquisition on the terms set forth herein;

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent increase the Total Commitment from $150,000,000 to $225,000,000, certain Lenders have agreed to increase their Commitments and the Lenders and the Administrative Agent have agreed to such increase in the Total Commitment;

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent extend the Maturity Date of the US Obligations to June [1], 2010, and the Lenders and the Administrative Agent have agreed to such extension; and

     WHEREAS, the Borrowers, the Lenders, and the Administrative Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ss.1. Defined Terms. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     ss.2. Consent. Notwithstanding the provisions of ss.10.3(g) and ss.10.5.2(i) of the Credit Agreement, each of the Lenders and the Administrative Agent hereby consent to the Acquisition and waive compliance with ss.10.3(g) and ss.10.5.2(i) in connection therewith provided that (a) the Purchase Price for the Acquisition shall not exceed $255,000,000 in total consideration, including, without limitation, cash and assumed liabilities in connection therewith, (b) the Acquisition shall comply in all other respects with the terms of the Credit Agreement, including without limitation ss.9.14 and the requirements with respect to Permitted Acquisitions contained in ss.ss.10.5.2(ii)-(v) and (c) the Acquisition shall be done in accordance in all material respects with the Purchase Agreement.

     ss.3. Amendments to the Credit Agreement.

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

               "First Amendment. Consent and First Amendment, dated as of May 23, 2005, to this Credit Agreement among the Borrowers, the Guarantors, the Lenders and the Administrative Agent."

               "First Amendment Effective Date. The date on which the conditions precedent to the First Amendment have been satisfied or waived in writing by the Administrative Agent."

               "June 2005 Acquisition. The acquisition by the US Borrower, directly or indirectly, of all of the outstanding partnership interests in Rail Partners, L.P. and certain capital stock, membership interests and partnership interests held by Rail Management Corporation pursuant to documents referred to in the First Amendment and on terms permitted under the First Amendment."

          (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following:

               "Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Funded Debt to EBITDAR Ratio, as determined for the fiscal period of the Borrowers and their Restricted Subsidiaries ending immediately prior to the applicable Rate Adjustment Period (except for any Rate Adjustment Period beginning on April 1 of any calendar year for which the Applicable Margin will be determined by reference to the Funded Debt to EBITDAR Ratio for the fiscal period ending on the immediately preceding December 31).


----------- ------------------- ------------------- --------------------- --------------- --------------------------
  Level       Funded Debt to        Base Rate,      LIBOR Rate, Canadian    Letter of             Commitment
                 EBITDAR        Canadian Base Rate       LIBOR Rate           Credit              Fee Rate
                  Ratio         Applicable Margin        Applicable         Applicable
                                                           Margin             Margin
----------- ------------------- ------------------- --------------------- --------------- --------------------------
            Greater than or           0.250%               1.375%             1.375%                0.300%
    I       equal to 3.00 to
            1.00
----------- ------------------- ------------------- --------------------- --------------- --------------------------
            Greater than or
            equal to 2.50 to
    II      1.00 but less              0.0%                1.125%             1.125%                0.250%
            than 3.00 to 1.00
----------- ------------------- ------------------- --------------------- --------------- --------------------------
            Greater than or
            equal to 2.00 to
   III      1.00 but less              0.0%                0.875%             0.875%                0.200%
            than 2.50 to 1.00
----------- ------------------- ------------------- --------------------- --------------- --------------------------
    IV      Less than 2.00 to
            1.00                       0.0%                0.750%             0.750%               0.200%
----------- ------------------- ------------------- --------------------- --------------- --------------------------


          Notwithstanding the foregoing, (a) during the period commencing on the Closing Date through December 31, 2005, the Applicable Margin shall be no lower than the Applicable Margin set forth for Level I above, and (b) if the Borrowers fail to deliver any Compliance Certificate pursuant to ss.9.4(c) hereof, then, for the period commencing on the date such Compliance Certificate was due pursuant to ss.9.4(c) through the date such Compliance Certificate is actually delivered to the Lenders, the Applicable Margin shall be the highest Applicable Margin set forth above."


          (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition "Maturity Date" in its entirety and substituting in lieu thereof the following:

               "Maturity Date. (a) As to the US Obligations (other than US Obligations consisting of guaranties of the Canadian Obligations), June [1], 2010, or such earlier date as such US Obligations become due and payable pursuant to the terms of this Credit Agreement; and
          (b) as to the Canadian Obligations, November 12,

          2009, or such earlier date as the Canadian Obligations become due and payable pursuant to the terms of this Credit Agreement."

          (e) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition "Senior Notes" in its entirety and substituting in lieu thereof the following:

               "Senior Notes. The 4.85% Series 2004-A notes and any other notes issued by GWI pursuant to the Note Purchase Agreement dated as of November 12, 2004 (as amended, modified or supplemented from time to time, the "NPA") in a principal amount not to exceed
          $200,000,000."

          (f) Section 5.1.3 of the Credit Agreement is hereby amended by deleting clause (c) of such ss.5.1.3 in its entirety and substituting in lieu thereof the following;

               "(c) have an expiry date no later than the date which is seven
          (7) days prior to the Maturity Date."

          (g) Section 8.14 of the Credit Agreement is hereby amended by deleting such ss.8.14 in its entirety and substituting in lieu thereof the following:

               "8.14. Use of Proceeds; Regulations U and X. The proceeds of the Loans shall be used by (a) the US Borrower solely for Permitted Acquisitions, investments permitted under ss.10.3, the June 2005 Acquisition and for working capital, Capital Expenditures and general corporate purposes, and (b) the Canadian Borrower for working capital and general corporate purposes. The US Borrower will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224."

          (h) Section 10.1 of the Credit Agreement is hereby amended by deleting clause (o) of such ss.10.1 in its entirety and substituting in lieu thereof the following:

               "(o) (i) Indebtedness with respect to the Senior Notes, in an aggregate outstanding principal amount not to exceed $200,000,000 at any one time or (ii) Indebtedness incurred with respect to unsecured term debt or an unsecured revolving credit loan, to be used solely in connection with the June 2005 Acquisition, in an aggregate outstanding principal amount not to exceed $125,000,000 at any one time; provided that with respect to clauses (i) and (ii) together, the aggregate outstanding principal amount of such Indebtedness shall not exceed $200,000,000 at any one time; provided further that such Senior Notes and/or term debt and/or revolving credit loan shall not have (x) maturity dates prior to the Maturity Date nor (y) covenants or events of default more restrictive than those in this Credit Agreement; and"

          (i) Section 10.5.2 of the Credit Agreement is hereby amended by deleting clause (i) of such ss.10.5.2 in its entirety and substituting in lieu thereof the following:

               "(i) the aggregate Purchase Price for any one Permitted Acquisition (or group of related acquisitions) (other than the June 2005 Acquisition) shall not exceed $100,000,000, for any U.S. or Canadian Person or any business, division or operating unit of any U.S. or Canadian Person;"

          (j) Section 11.1 of the Credit Agreement is hereby amended by deleting such ss.11.1 in its entirety and substituting in lieu thereof the following:

               "11.1 Funded Debt to EBITDAR Ratio. The Borrowers will not permit the Funded Debt to EBITDAR Ratio to exceed (a) 3.75 to 1 as of the last day of any fiscal quarter from the First Amendment Effective Date through December 31, 2005 or (b) 3.50 to 1 as of the last day of any fiscal quarter thereafter."

          (k) Section 11.3 of the Credit Agreement is hereby amended by deleting such ss.11.3 in its entirety and substituting in lieu thereof the following:

               "11.3 Consolidated Tangible Net Worth. The Borrowers will not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than the sum of (a) eighty percent (80%) of Consolidated Tangible Net Worth as set forth in the certificate delivered in accordance with ss.10.5.2(ii) for the fiscal quarter ended March 31, 2005, having given pro forma effect to the June 2005 Acquisition plus (b) on a cumulative basis, fifty percent (50%) of positive Consolidated Net Income (excluding the effect of foreign currency translation gains or losses) for each fiscal quarter ending subsequent to March 31, 2005."

          (l) Section 11.4 of the Credit Agreement is hereby amended by deleting the amount "$42,000,000" and substituting in lieu thereof the amount "$51,000,000".

          (m) Section 20.2 of the Credit Agreement is hereby amended by deleting the amount "$3,500" in clause (d) of such ss.20.2 and substituting in lieu thereof the amount "$2,500".

          (n) Section 27.2 of the Credit Agreement is hereby amended by deleting the amount "$100,000,000" in the first sentence of such ss.27.2 and substituting in lieu thereof the amount "$50,000,000".

          (o) the Credit Agreement is hereby amended by deleting Schedule I,
     Schedule II, Schedule 8.16(a) and Schedule 8.17 in their entirety and substituting in lieu thereof the Schedule I, Schedule II, Schedule 8.16(a) and Schedule 8.17 attached hereto.

          (p) the Credit Agreement is hereby amended by deleting Exhibit D in its entirety and substituting in lieu thereof the Exhibit D attached hereto.

     ss.4. Conditions to Effectiveness. This Amendment shall be deemed to be effective on the date upon the Administrative Agent's receipt of the following, which shall occur on or before June 30, 2005:

          (a) each of the Borrowers, the Guarantors, the Lenders and the Administrative Agent shall have executed and delivered counterparts of this Amendment to the Administrative Agent;

          (b) each of the Purchase Agreement and all other agreements, side letters and documents required to be entered into or delivered by GWI pursuant to the Purchase Agreement (the "Acquisition Documents") shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent; provided that no material provision of the Purchase Agreement shall be amended or waived without the prior consent of the Administrative Agent. The Administrative Agent shall have received a fully-executed copy of each such document;

          (c) the Acquisition shall have been duly consummated in accordance with the terms of the Acquisition Documents in all material respects;

          (d) the Borrowers shall have delivered to the Administrative Agent operating and financial projections and pro forma financial statements required by ss.10.5.2(ii) of the Credit Agreement, including evidence that the pro forma Funded Debt to EBITDAR Ratio, as of the First Amendment Effective Date, shall be no greater than 3.50 to 1;

          (e) the Target shall have executed and delivered to the Administrative Agent an Instrument of Adherence (Guaranty);

          (f) the Administrative Agent shall have received a copy, certified by a duly authorized officer of the Target, of (i) the organizational documents of the Target, (ii) the resolutions of the Target authorizing the execution and delivery of the Instrument of Adherence (Guaranty) and any other documents required hereunder, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign the Instrument of Adherence (Guaranty), and to give notices and to take other action on its behalf under any Loan Documents;

          (g) the Administrative Agent shall have received a certificate of the Secretary of State of the jurisdiction of the organization of the Target, as to the Target's corporate existence and good standing;

          (h) each of the Lenders shall have received duly executed Notes, which shall be in full force and effect;

          (i) each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, from Simpson Thacher & Bartlett LLP, counsel to the US Borrower and the US Guarantors;

          (j) the Administrative Agent shall have received satisfactory evidence that the US Borrower has received commitments either with respect to (i) Senior Notes or (ii) unsecured term debt or (iii) an unsecured revolving credit loan, in form and substance satisfactory to the Administrative Agent for the issuance or incurrence of additional Indebtedness in connection with the June 2005 Acquisition in an aggregate amount of at least $100,000,000 and on terms permitted under ss.10.1(o) of the Credit Agreement, as amended by this Amendment; and

          (k) the Borrowers shall have (i) paid the Administrative Agent all fees payable under the commitment letter dated as of May 6, 2005 among the Administrative Agent, the Arranger and the Borrowers (the "Commitment Letter") and (ii) reimbursed the Administrative Agent for, or paid directly, all invoiced reasonable fees, costs and expenses incurred by the Administrative Agent's Special Counsel in connection with the transactions contemplated hereby.

     ss.5. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants to the Lenders and the Administrative Agent as follows:

          (a) Representations and Warranties in the Credit Agreement. The representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated or permitted by the Credit Agreement, as amended by this Amendment, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrowers or the Guarantors, or the extent that such representations and warranties relate expressly to an earlier date.

          (b) Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.

          (c) Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of their agreements and obligations under the Credit Agreement as amended and the other Loan Documents hereby are (i) within the corporate, limited partnership and limited liability company authority of each of the Borrowers and the Guarantors, (ii) have been duly authorized by all necessary corporate, limited partnership and limited liability company action on the part of the Borrowers and the Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any such Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to any such Borrower or Guarantor unless no Material Adverse Effect would result from such conflict, breach or contravention and (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other material instrument binding upon any such Borrower or Guarantor.

          (d) Enforceability of Obligations. This Amendment and the Credit Agreement as amended and the other Loan Documents hereby constitute the legal, valid and binding obligations of the Borrowers and the Guarantors enforceable against the Borrowers and the Guarantors in accordance with their terms and provisions, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (e) No Default. No Default or Event of Default has occurred and is continuing.

     ss.6. No Other Consents or Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar consents or agreements that may be requested for any future period and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrowers to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender, the Borrowers or the Guarantors under the Credit Agreement or the other Loan Documents.

     ss.7. Expenses. All reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the reasonable fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, shall be paid according to the terms of the Commitment Letter.

     ss.8. Execution in Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument. Delivery of a counterpart signature page hereof by facsimile shall be effective as delivery of an original signature page.

     ss.9. Miscellaneous. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW ss.5-1401, BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

          BORROWERS:                   GENESEE & WYOMING INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       QUEBEC-GATINEAU RAILWAY INC.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

          LENDERS: BANK OF AMERICA, N.A., individually and as Issuing Lender and Swingline Lender


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       JPMORGAN CHASE BANK, N.A.,
                                       individually and as Syndication Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       KEYBANK NATIONAL ASSOCIATION,
                                       individually and as Co-Documentation
                                       Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       individually and as Co-Documentation
                                       Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       CITIZENS BANK OF MASSACHUSETTS,
                                       individually and as Co-Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       NATIONAL CITY BANK, individually and as
                                       Co-Agent


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       SOVEREIGN BANK


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       BRANCH BANKING AND TRUST COMPANY


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       COMERICA BANK


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       COMERICA BANK, CANADA BRANCH


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

         US GUARANTORS:                ARKANSAS LOUISIANA & MISSISSIPPI
                                         RAILROAD COMPANY
                                       CHATTAHOOCHEE INDUSTRIAL RAILROAD
                                       FORDYCE AND PRINCETON R.R. CO.
                                       GENESEE & WYOMING RAILROAD SERVICES,
                                         INC.
                                       GENESEE AND WYOMING RAILROAD COMPANY
                                       ROCHESTER & SOUTHERN RAILROAD, INC.
                                       BUFFALO & PITTSBURGH RAILROAD, INC.
                                       LOUISIANA & DELTA RAILROAD, INC.
                                       ILLINOIS & MIDLAND RAILROAD, INC.
                                       PORTLAND & WESTERN RAILROAD, INC.
                                       WILLAMETTE & PACIFIC RAILROAD, INC.
                                       GOLDEN ISLES TERMINAL RAILROAD, INC.
                                       SAVANNAH PORT TERMINAL RAILROAD, INC.
                                       COMMONWEALTH RAILWAY, INCORPORATED
                                       CORPUS CHRISTI TERMINAL RAILROAD, INC.
                                       RAIL LINK, INC.
                                       TALLEYRAND TERMINAL RAILROAD COMPANY,
                                         INC.
                                       SOUTH BUFFALO RAILWAY COMPANY


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

         US GUARANTORS:                YORK RAIL LOGISTICS, INC. (formerly
         (CONTINUED)                   Emons Logistics  Services, Inc.)
                                       EMONS TRANSPORTATION GROUP, INC.
                                       EMONS RAILROAD GROUP, INC.
                                       MAINE INTERMODAL TRANSPORTATION, INC.
                                       ST. LAWRENCE & ATLANTIC RAILROAD COMPANY
                                       YORK RAILWAY COMPANY
                                       SLR LEASING CORP.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       EMONS INDUSTRIES, INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       MARYLAND AND PENNSYLVANIA RAILROAD, LLC

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       ALLEGHENY & EASTERN RAILROAD, LLC

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       PITTSBURG & SHAWMUT RAILROAD, LLC

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       YORKRAIL, LLC

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       EMONS FINANCE CORP.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

         US GUARANTORS:
         (CONTINUED)                   GWI CANADA, INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       GWI LEASING CORPORATION

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       P & L JUNCTION HOLDINGS, INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       UTAH RAILWAY COMPANY
                                       SALT LAKE CITY SOUTHERN RAILROAD
                                       COMPANY, INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

         CANADIAN
         GUARANTORS:                   GENESEE & WYOMING CANADA INC.
                                       MIRABEL RAILWAY INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       HURON CENTRAL RAILWAY INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title:

                                       ST. LAWRENCE & ATLANTIC RAILROAD
                                       (QUEBEC) INC.

                                       By:
                                          --------------------------------
                                          Name:
                                          Title: